Business	12 Months Ended
Dec. 31, 2011
Business [Abstract]
Business

Note 1. Business

W. P. Carey provides long-term financing via sale-leaseback and build-to-suit transactions for companies worldwide and manages a global investment portfolio. We invest primarily in commercial properties domestically and internationally that are generally triple-net leased to single corporate tenants, which requires each tenant to pay substantially all of the costs associated with operating and maintaining the property. We also earn revenue as the advisor to publicly-owned, non-listed CPA® REITs and invest in similar properties. At December 31, 2011, we were the advisor to the following CPA® REITs: CPA®:15, CPA®:16 – Global and CPA®:17 – Global, and we were the advisor to CPA®:14 until the CPA®:14/16 Merger (Note 3). We are also the advisor to CWI, which invests in lodging and lodging-related properties. At December 31, 2011, we owned and/or managed more than 980 properties domestically and internationally. Our owned portfolio was comprised of our full or partial ownership interest in 157 properties, substantially all of which were net leased to 73 tenants, and totaled approximately 13 million square feet (on a pro rata basis) with an occupancy rate of approximately 93%. In addition, through our Carey Storage and Livho subsidiaries, we had interests in 21 self-storage properties and a hotel property, respectively, for an aggregate of approximately 0.8 million square feet (on a pro rata basis) at December 31, 2011.

Primary Business Segments

Investment Management — We structure and negotiate investments and debt placement transactions for the REITs, for which we earn structuring revenue, and manage their portfolios of real estate investments, for which we earn asset-based management and performance revenue. We earn asset-based management and performance revenue from the REITs based on the value of their assets related to real estate, lodging, and self-storage under management. As funds available to the REITs are invested, the asset base from which we earn revenue increases. In addition, we also receive a percentage of distributions of available cash from the operating partnerships of CPA®:17 – Global and CWI, as well as from the operating partnership of CPA®:16 – Global after the CPA®:14/16 Merger. We may also earn incentive and disposition revenue and receive other compensation in connection with providing liquidity alternatives to the REIT shareholders.

Real Estate Ownership — We own and invest in commercial properties in the U.S. and the European Union that are then leased to companies, primarily on a triple-net lease basis. We may also invest in other properties if opportunities arise. Effective as of January 1, 2011, we include our equity investments in the REITs in our Real Estate Ownership segment. The equity income or loss from the REITs that is now included in our Real Estate Ownership segment represents our proportionate share of the revenue less expenses of the net-leased properties held by the REITs. This treatment is consistent with that of our directly-owned properties.